UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM  8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 1, 2007

Contracted Services, Inc.

(Exact name of Small Business Issuer in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-136643

(Commission File Number)

59-3656663

(IRS Employer Identification No.)

5222 110th Avenue North, Clearwater, Florida 33760

 (Address of Principal Executive Offices and Zip Code)

(727) 410-0740

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

[__]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

[__]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]

Pre-commencement to medications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 5 – Corporate Governance and Management

Item 5.03

Amendments to Articles of Incorporation or Bylaws;

Change in Fiscal Year.

On September 26, 2007 Contracted Services, Inc. (the “Company”) filed Amended and Restated Articles of Incorporation (the “Amended Articles”) with the Florida Department of State, Division of Corporations.  The Amended Articles increased the number of authorized shares of common stock of the Company from 75,000,000 shares to 750,000,000 shares.  A copy of the Amended Articles as filed with the Division of Corporations is attached hereto.

Section 8 – Other Events

Item 8.01

Other Events.

On September 26, 2007 the Board of Directors of the Contracted Services, Inc. (the “Company”) executed a resolution to facilitate a seventy-five-for-one (75-for-1) forward split of its issued and outstanding common stock ($.01 par value).  The effective date of the 75 –for-1 forward split is October 5, 2007.  Upon completion of the 75 –for-1 forward split there will be 101,625,000 shares of common stock of the Company issued and outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRACTED SERVICES, INC.

By:

/s/:  John L. Corn

John L. Corn, Chief Executive Officer

DATED:  October 1, 2007.

2